                                           Shares

                         SBA Communications Corporation

                              Class A Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                January 28, 2000

Lehman Brothers Inc.
Deutsche Bank Securities Inc.
Salomon Smith Barney Inc.
Raymond James & Associates, Inc.
Fidelity Capital Markets, a division of
 National Financial Services Corporation
As Representatives of the several
 Underwriters named in Schedule 1 hereto, c/o Lehman Brothers Inc.
Three World Financial Center
New York New York 10285


Dear Sirs:

     SBA Communications Corporation, a Florida corporation (the "Company"), proposes to sell to the underwriters named in Schedule 1 hereto (the "Underwriters"), for whom Lehman Brothers Inc., Deutsche Bank Securities Inc., Salomon Smith Barney Inc., Raymond James & Associates, Inc. and Fidelity Capital Markets, a division of National Financial Services Corporation, are acting as
representatives (the "Representatives"), an aggregate of           shares (the
"Firm Stock") of the Company's Class A Common Stock, par value $0.01 per share (the "Common Stock").

     In addition, certain shareholders of the Company named in Schedule 2 hereto (the "Selling Shareholders") and the Company propose to grant to the
Underwriters an option to purchase up to an aggregate of        additional
shares of the Common Stock on the terms and for the purposes set forth in
Section 3 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company and the Selling Shareholders by the Underwriters.

        SECTION 1. Representations, Warranties and Agreements of the Company and the Principal Subsidiary. Each of the Company and SBA Telecommunications, Inc., its principal operating subsidiary (the "Principal Subsidiary") represent, warrant and agree that:

        (a) A registration statement on Form S-3 with respect to the Stock has
(i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and each of the amendments thereto have been delivered by the Company to you. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus as first used to confirm sales of Stock. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

        (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

        (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with Commission will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

        (d) The Company and each of its subsidiaries (as defined in Section 17) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company other than the Principal Subsidiary, SBA Sites, Inc. and SBA Towers, Inc. is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

        (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except as set forth in the Registration Statement with respect to shares subject to liens under the Second Amended and Restated Credit Agreement, dated as of December 16, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Company, the Principal Subsidiary, the several lenders from time to time parties thereto, Lehman Brothers Inc., as co-arranger, General Electric Capital Corporation, as co-arranger and syndication agent, Toronto Dominion (Texas), Inc., as documentation agent, Barclays Bank PLC, as co-documentation agent, and Lehman Commercial Paper Inc., as administrative agent) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

        (f) The shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein will be duly and validly issued, fully paid and non-assessable; and the Stock will conform to the description thereof contained in the Prospectus.

        (g) This Agreement has been duly authorized, executed and delivered by each of the Company and the Principal Subsidiary.

        (h) Each of the Company and the Principal Subsidiary has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

        (i) The execution, delivery and performance of this Agreement by each of the Company and the Principal Subsidiary and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby other than such consents, approvals, authorizations, orders, filings or registrations the failure of which to make or obtain would not have a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

        (j) Except as described in the Registration Statement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

        (k) The Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

        (l) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company on a consolidated basis or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated in the Prospectus.

        (m) The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement or the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The other financial information and data filed as part of the Registration Statement or included or incorporated by reference in the Prospectus is fairly presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

        (n) Arthur Andersen LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 9(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations; and Peter C. Cosmos Co., CPA, John A. Criscuola, CPA and Turbes Drealan Kvilhaug & Co., PA, CPA, each of whose reports appears in the Prospectus or is incorporated by reference therein, were each independent accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained or incorporated by reference in the Prospectus.

        (o) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries taken as a whole; and the present and contemplated use of the assets owned or leased by the Company or any of its subsidiaries for the operation of towers is in compliance in all material respects with all applicable zoning ordinances and regulations and other laws and regulations where failure so to comply would result, or create reasonable risk of resulting, in a Material Adverse Effect.

        (p) The Company and each of its subsidiaries carry, or are covered by, insur in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

        (q) The Company and each of its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others, in each case except as could not reasonably be expected to have a Material Adverse Effect.

        (r) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

        (s) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

        (t) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

        (u) No material relationship, direct or indirect, exists between or among the Company or the Principal Subsidiary on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or the Principal Subsidiary on the other hand, which is required to be described in the Prospectus which is not so described.

        (v) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent, which might be expected to have a Material Adverse Effect.

        (w) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the

"Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

        (x) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect.

        (y) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed or incorporated by reference in the Prospectus, the Company has not (i) issued or granted any securities, other than securities issued pursuant to outstanding options, rights or warrants as of such date, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or
(iv) declared or paid any dividend on its capital stock.

        (z) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that
(A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

        (aa) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

        (bb) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

        (cc) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

        (dd) Neither the Company nor any subsidiary is, or upon application of the net proceeds from the sale of the Stock as set forth in the Prospectus, will be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

        (ee) Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Company's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Company's systems interface) and the testing of all such systems and equipment, as so reprogrammed, has been completed. The cost to the Company of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as was necessary, the computer and management information systems of the Company and its subsidiaries are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Company to conduct its business without a Material Adverse Effect.

        (ff) The Company (i) has duly and timely filed all material reports, registrations and other material filings, if any, which are required to be filed by it or any of its subsidiaries under the Communications Act of 1934, any similar or successor federal statute, and the rules of the Federal Communications Commission ("FCC") thereunder or any other applicable law, rule or regulation of any governmental authority, including the FCC and the Federal Aviation Authority ("FAA"), the non-filing of which would not result, or be reasonably likely to result, in a Material Adverse Effect and (ii) is in compliance with all such laws, rules, regulations and ordinances, including those promulgated by the FCC and the FAA, to the extent the non-compliance with which would result, or be reasonably likely to result, in a Material Adverse Effect. All information provided by or on behalf of the Company or any affiliate in any material filing, if any, with the FCC and the FAA relating to the business of the Company and its subsidiaries was, to the knowledge of such person at the time of filing, complete and correct in all material respects when made, and the FCC and the FAA have been notified of any substantial or significant changes in such information as may be required in accordance with applicable requirements of law.

        (gg) The industry-related and tower-related data and estimates included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate.

        (hh) For each existing tower of the Company (or of its subsidiaries) not yet registered with the FCC where registration will be required, the FCC's grant of an application for registration of such tower will not have a significant environmental effect as defined under Section 1.1307(a) of the FCC's rules.

        (ii) Neither the Company, nor to its knowledge, any of its affiliates, has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock (including the Stock) to facilitate the sale or resale of such shares.

        (jj) Except as set forth in the Registration Statement, there are no affiliations or associations between any member of the National Association of Securities Dealers, Inc. ("NASD") and any of the Company's officers or directors or shareholders that own at least five percent of the aggregate number of outstanding shares of Common Stock.

        SECTION 2. Representations, Warranties and Agreements of the Selling Shareholders. Each Selling Shareholder severally represents, warrants and agrees that:

        (a) Such Selling Shareholder has, and immediately prior to the Second Delivery Date (as defined in Section 5 hereof) such Selling Shareholder will have, good and valid title to the shares of Stock to be sold by such Selling Shareholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

        (b) Such Selling Shareholder has placed in custody under a custody agreement (the "Custody Agreement") with the Company, as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with its signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the shares of Stock to be sold by such Selling Shareholder hereunder.

        (c) Such Selling Shareholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney") appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of such Selling Shareholder.

        (d) Such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such actions result in any violation of the partnership agreement of such Selling Shareholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property or assets of such Selling Shareholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby.

        (e) To the extent that any statements or omissions made in the Registration Statement, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder specifically for use in the Registration Statement, the Prospectus and any amendments or supplements to the Registration Statement or the Prospectus will not, when they become effective or are filed with the Commission, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

        (f) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

        SECTION 3. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this

Agreement, the Company agrees to sell          shares of the Firm Stock to the
several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set forth opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

        In addition, each Selling Shareholder grants to the Underwriters an option to purchase up to the number of shares of the Option Stock set forth opposite its name in Schedule 2 hereto. If any of the Selling Shareholders refuses to sell to the Underwriters the Option Stock, the Company agrees to sell all of the Option Stock to be sold by such Selling Shareholder to the Underwriters. Such options are granted for the purpose of covering over-allotments in the sale of Firm Stock and are exercisable as provided in Section 5 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set forth opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts.

        The price of both the Firm Stock and any Option Stock shall be $- per share.

        The Company and the Selling Shareholders shall not be obligated to deliver any of the Stock to be delivered on any Delivery Date (as hereinafter defined), except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

        SECTION 4. Offering of Stock by the Underwriters. Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

        SECTION 5. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York New York 10017, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock the Company shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

        The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Custodian (on behalf of the Selling Shareholders) and the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date".

        Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Custodian (on behalf of the Selling Shareholders) or the Representatives and the Company, as the case may be, at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, each Selling Shareholder or the Company, as the case may be, shall deliver or cause to be delivered the certificates representing the Option Stock owned by it to the Representatives for the account of each Underwriter against payment to or upon the order of such Selling Shareholder or the Company, as the case may be, of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, each Selling Shareholder or the Company, as the case may be, shall make the certificates representing the Option Stock owned by it available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to such Second Delivery Date.

        SECTION 6.  Further Agreements of the Company.  The Company agrees:

        (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

        (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

        (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to file such document, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

        (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the reasonable judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

        (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing (which consent may not be unreasonably withheld);

        (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 1l(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

        (g) Until completion of the distribution contemplated hereby, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

        (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (i) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future
of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights) or substantially similar securities, or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock or substantially similar securities (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters (it being understood that (x) gifts and other private transfers of Common Stock solely for the purpose of estate planning and
(y) transfers of Common Stock in private transactions shall each be permitted; provided, that in the case of any transfer pursuant to the foregoing
--------
clauses (x) and (y), the transferee agrees to be bound by all of the foregoing terms and provisions of this Section 6(i)); and to cause each executive officer and director of the Company and each Selling Shareholder to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto;

        (j) To apply for the listing of the Stock on the National Market System, and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the First Delivery Date;

        (k) To apply the net proceeds from the sale of the Stock as set forth in the Prospectus;

        (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" as defined in the Investment Company Act of 1940, as amended; and

        (m) Not to take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock (including the Stock) to facilitate the sale or resale of such shares.


        SECTION 7. Further Agreements of the Selling Shareholders. Each Selling Shareholder agrees:

        (a) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Option Stock and 415,556, 205,555, 140,806 and 3,083 shares of Common Stock purchased by ABS Capital Partners II, L.P. , Advent VII, L.P., Advent Atlantic and Pacific III, L.P. and T.A. Venture Investors Limited Partnership, respectively) or substantially similar securities or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc.

        (b) That the Option Stock to be sold by such Selling Shareholder hereunder, which is represented by the certificates held in custody for such Selling Shareholder, is subject to the interest of the Underwriters and the other Selling Shareholders thereunder, that the arrangements made by the Selling Shareholder for such custody are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall not be terminated by any act of such Selling Shareholder, by operation of law, by the death or incapacity of any individual Selling Shareholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

        (c) To deliver to the Representatives prior to the Second Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States person.)

        SECTION 8. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the filing fees incident to securing the review by the NASD of the terms of sale of the Stock; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 6(h) and preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters not to exceed $7500); (g) the costs of delivering and distributing the Custody Agreement and the Powers of Attorney; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters, and the Selling Shareholders shall pay the fees and expenses of their counsel, the Custodian (and any other attorney-in-fact), and any transfer taxes payable in connection with their respective sales of Option Stock to the Underwriters.

        Notwithstanding the foregoing, the Underwriters agree to pay the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Stock, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show.

        SECTION 9. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject (x) to the accuracy when made and on each Delivery Date, of the representations and warranties of the Company, the Principal Subsidiary and the Selling Shareholders contained herein (provided, that in the case of this clause (x), the obligations of the
 --------
Underwriters hereunder shall be subject to the accuracy in all material respects of those representations and warranties that are not qualified by material adverse effect), (y) to the performance in all material respects by the Company and the Selling Shareholders of their obligations hereunder and (z) to each of the following additional terms and conditions:

        (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

        (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the First Delivery date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

        (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreement, the Powers of Attorney, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

        (d) Akerman, Senterfitt & Eidson, P.A. shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated the First Delivery Date, in substantially the form attached hereto as Exhibit B.


        (e) The Representatives shall have received from Akerman, Senterfitt & Eidson, P.A., Goodwin, Procter & Hoar LLP and Hogan & Hartson L.L.P., as counsel to the Selling Shareholders, written opinions, addressed to the Underwriters and dated the Second Delivery Date, in substantially the form attached hereto as Exhibit C.

        (f) The Representatives shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions substantially in the form attached hereto as Exhibit D, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

        (g) At the time of execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

        (h) With respect to the letter of Arthur Andersen LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

        (i) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chairman of the Board or its President and its chief financial officer stating that:

        i. The representations, warranties and agreements of the Company and the Principal Subsidiary in Section 1 are true and correct as of such Delivery Date (provided, that such representations, warranties and agreements
                  --------
   that are not qualified by material adverse effect shall be true and correct in all material respects); the Company has complied in all material respects with all its agreements contained herein; and the conditions set forth in Sections 9(a), 9(j) and 9(l) have been fulfilled; and

        ii. They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

        (j) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus (i) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company on a consolidated basis or any material adverse change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

        (k) Each Selling Shareholder (or one or more attorneys-in-fact on behalf of the Selling Shareholders) shall have furnished to the Representatives on the Second Delivery Date a certificate, dated the Second Delivery Date, signed by, or on behalf of, the Selling Shareholder stating that the representations, warranties and agreements of the Selling Shareholder contained herein are true and correct as of the Second Delivery Date and that the Selling Shareholder has complied with all agreements contained herein to be performed by the Selling Shareholder at or prior to the Second Delivery Date.

        (l) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

        (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

        (n) The National Market System shall have approved the Stock for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

        (o) The Representatives shall have received from each executive officer and director and each of the Selling Shareholders an executed letter in the form of Exhibit A pursuant to Section 6(i) hereto.

        All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

        SECTION 10.   Indemnification and Contribution.

        (a) The Company and the Principal Subsidiary, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky application, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Principal Subsidiary shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Principal Subsidiary shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(f). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

        (b) Each Selling Shareholder, severally in proportion to the number of shares of Stock to be sold by each of them hereunder, shall indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Underwriter or any such officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Selling Shareholder furnished to the Company by or on behalf of that Selling Shareholder specifically for inclusion therein, and shall reimburse each Underwriter and any such officer, employee or controlling person for any legal or other expenses reasonably incurred by that Underwriter or any such officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any such Selling Shareholder may otherwise have to the Underwriters or any such officer, employee or controlling person.

        (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

        (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or the Principal Subsidiary under this Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or the Principal Subsidiary or the Selling Shareholders. No indemnifying party shall
(i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

        (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b), or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Principal Subsidiary and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Principal Subsidiary and the Selling Shareholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Principal Subsidiary and the Selling Shareholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company, the Principal Subsidiary and the Selling Shareholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Principal Subsidiary, the Selling Shareholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Principal Subsidiary and information supplied by the Company shall also be deemed to have been supplied by the Principal Subsidiary. The Company, the Principal Subsidiary, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

        (f) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Stock by the Underwriters set forth on the cover page of and the concession and reallowance figures and the statements concerning over-allotments appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

        SECTION 11.   Defaulting Underwriters.

        If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Selling Shareholders or the Company, as the case may be, to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company except that the Company and/or the Selling Shareholders, as the case may be, will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this
Section 11, purchases Firm Stock which a defaulting Underwriter agreed but failed to purchase.

     Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Shareholders for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

        SECTION 12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Custodian (on behalf of the Selling Shareholders) prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 9(j), 9(l) or 9(m), shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

        SECTION 13. Reimbursement of Underwriters' Expense. If the Company shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or any Selling Shareholder to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or any Selling Shareholder is not fulfilled (other than pursuant to Section 9(m)(iv)), the Company or such Selling Shareholder, as the case may be, will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock and upon demand the Company or such Selling

Shareholder, as the case may be, shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor any Selling Shareholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

        SECTION 14. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

        (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., Three World Financial Center, 10th Floor, New York, New York 10285;

        (b) if to the Company or to the Principal Subsidiary, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Jeffrey A. Stoops (Fax: 561-997-0343) with a copy to Robert C. Boehm, Akerman, Senterfitt & Eidson, P.A., One Southeast Third Avenue, 28th Floor, Miami, FL 33131 (Fax: 305-374-5095);

        (c) if to the Selling Shareholders, shall be delivered or sent by mail, telex or facsimile transmission to Jeffrey A. Stoops, Custodian, at One Town Center Road, Third Floor, Boca Raton, Florida 33486 (Fax: 561-997-0343);

provided, however, that any notice to an Underwriter pursuant to Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Shareholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Underwriters and the Company and the Underwriters shall be entitled to rely upon any request, consent, notice or agreement, given or made on behalf of the Selling Shareholders by the Custodian.

        SECTION 15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Shareholders and their respective representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company, the Principal Subsidiary and the Selling Shareholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

        SECTION 16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Principal Subsidiary, the Selling Shareholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

        SECTION 17. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

        SECTION 18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

        SECTION 19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

        SECTION 20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing correctly sets forth the agreement among the Company, the Principal Subsidiary, the Selling Shareholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.


                                  Very truly yours,

                                  SBA Communications Corporation


                                  By:_________________________________
                                     Name
                                     Title:


                                  SBA Telecommunications, Inc.,
                                  The Principal Subsidiary


                                  By:_________________________________
                                     Name:
                                     Title:


                                  The Selling Shareholders named in Schedule 2 to this Agreement


                                  By:_________________________________
                                     Jeffrey A. Stoops
                                     Attorney-in-fact

Accepted:

Lehman Brothers Inc.
Deutsche Bank Securities Inc.
Salomon Smith Barney Inc.
Raymond James & Associates, Inc.
Fidelity Capital Markets, a division of
 National Financial Services Corporation



For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By Lehman Brothers Inc.


By: ______________________________
     Authorized Representative

                                   SCHEDULE 1


                                                                    Number of Shares of Firm
Underwriters                                                         Stock to be Purchased
-----------------------------------------------------------------   ---------------------------


Lehman Brothers Inc..............................................
Deutsche Bank Securities Inc.....................................
Salomon Smith Barney Inc.........................................
Raymond James & Associates, Inc..................................
Fidelity Capital Markets, a division of National Financial
 Services Corporation............................................
Total............................................................
                                                                              =========

                                   SCHEDULE 2


Name and address of                    Maximum Number of Shares
---------------------                  ------------------------
Selling Shareholder                         of Option Stock
---------------------                  ------------------------

ABS Capital Partners II, L.P.

Advent VII, L.P.

Advent Atlantic and Pacific III, L.P.

T.A. Venture Investors Limited
Partnership

Total

                                                                       EXHIBIT A

                            LOCK-UP LETTER AGREEMENT


Lehman Brothers Inc.
Deutsche Bank Securities Inc,
Salomon Smith Barney Inc.
Raymond James & Associates, Inc.
Fidelity Capital Markets, a division of
 National Financial Services Corporation
As Representatives of the several
 Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York New York 10285


Dear Sirs:

        The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of shares (the "Shares") of Class A common stock, par value $0.01 per share (the "Common Stock"), of SBA Communications Corporation, a Florida corporation (the "Company"), and that the Underwriters propose to reoffer the Shares to the public (the "Offering").

        In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, [(other than with respect to the ---------- @ shares of Common Stock purchased by the undersigned in the Company's initial public offering on June 21, 1999)] @ (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights) or substantially similar securities owned by the undersigned on the

________________

@    Insert 415,556, 205,555, 140,806 and 3,083 for ABS Capital Partners
     II, L.P.,-Advent VII, L.P., Advent Atlantic and Pacific III, L.P. and T.A. Venture Investors Limited Partnership, respectively.

@    To be inserted only in lock-up agreements of the Selling Shareholders.

date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or sell or grant options, rights or warrants with respect to any shares of Common Stock or substantially similar securities (other than the grant of options pursuant to option plans existing on the date hereof) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the final Prospectus relating to the Offering. Notwithstanding the foregoing, the undersigned shall be permitted to make (i) gifts and other private transfers of Common Stock solely for the purpose of estate planning and (ii) transfers of Common Stock in private transactions; provided, that in the case of any transfer
                                      --------
pursuant to the foregoing clauses (i) and (ii), the transferee agrees to be bound by all of the terms and provisions of this Lock-Up Letter Agreement.

        In furtherance of the foregoing, the Company is hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

        It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, we will be released from our obligations under this Lock-Up Letter Agreement.

        The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

        Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                  Very truly yours,


                                  By:_________________________________
                                     Name:
                                     Title:

Dated:____________

                                                                       EXHIBIT B

            [FORM OF OPINION OF AKERMAN, SENTERFITT & EIDSON, P.A.]


        1. The Company and each of its Florida Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of Florida and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged.

        2. The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each Florida Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and are owned directly or indirectly by the Company, free of any adverse claims except liens under the Credit Agreement, as set forth in the Registration Statement.

        3. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's Amended and Restated Articles of Incorporation or Amended and Restated By-laws or any agreement or other instrument known to us.

        4. The issue and sale of the Stock being delivered on the First Delivery Date by the Company pursuant to the Agreement, and the execution, delivery and compliance by the Company and SBA Telecommunications, Inc., a Florida corporation ("Telecommunications") with all of the provisions of the Agreement and the consummation of the transactions contemplated thereby will not result in any violation of the provisions of the Amended and Restated Articles of Incorporation or Amended and Restated By-laws of the Company, or the Articles of Incorporation or By-laws of any of its Florida Subsidiaries or any Florida statute or any order, rule or regulation known to us of any Florida court or Florida governmental agency or body having jurisdiction over the Company or any of its Florida Subsidiaries or any of their properties or assets; and, except for the registration of the shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental body is required for the execution, delivery and performance of the Agreement by the Company and the Principal Subsidiary and the consummation of the transactions contemplated thereby, except for such consents, approvals, authorizations, orders, filings or registrations as have been obtained or made.

        5. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company and Telecommunications.

        6. The statements contained in the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute summaries of the terms of the Company's capital stock (including the Stock) constitute accurate summaries of the terms of such capital stock in all material respects.

        7. To our knowledge based solely on the Officers' Certificates, and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or overtly threatened to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

        8. The Registration Statement has become effective under the Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rules 424(b) and 430A under the Act.

        9. The Registration Statement and the Prospectus comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Act and the rules and regulations of the Commission thereunder and the documents incorporated by reference in the Prospectus when filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no opinion with respect to the financial statements, schedules or other financial data included in, or omitted from, the Registration Statement or the Prospectus. In passing upon the compliance as to form of the Registration Statement, the Prospectus and such documents incorporated by reference in the Prospectus, we have assumed that the statements made therein are correct and complete.

        10. The execution and delivery of the Underwriting Agreement by the Company and Telecommunications and the issuance and delivery of the Shares by the Company on the date hereof pursuant to the Underwriting Agreement will not result in (a) a breach or violation of any of the terms or provisions of, or constitute a default under, any of the agreements that have been identified to us by the Chief Financial Officer of the Company as being material to the Company and its subsidiaries taken as a whole (the "Material Agreements") or any of the court and administrative orders, writs, judgments and degrees specifically directed to the Company and identified to us by the Chief Financial Officer of the Company as being material to the Company and its subsidiaries taken as a whole (the "Court Orders"), if any, issued by any federal or Florida governmental agency or body, or (b) a violation of any federal or Florida statute, rule or regulation known to us (other than federal and state securities laws, which are addressed elsewhere herein).

        11. No consent, approval, authorization or order of, or filing with, any federal or Florida court or governmental agency or body is required on behalf of the Company for the execution and delivery of the Underwriting Agreement by the Company and Telecommunications and the issuance and delivery of the Shares by the Company on the date hereof pursuant to the Underwriting Agreement, except such as have been obtained under the Act and such as may be required under state securities laws in connection with the purchase and distribution of such Shares by the Underwriters.

        12. No person has the right to require the Company to include any securities for registration pursuant to the Registration Statement as a result of the registration rights agreements that have been identified to us by the Chief Financial Officer of the Company as being all of the registration rights agreements to which the Company is a party.

        13. The statements set forth in the Prospectus under the captions "United States Federal Income Tax Considerations to Non-U.S. Holders," insofar as they purport to summarize federal laws of the United States referred to thereunder, fairly summarize such laws in all material respects.

        14. The statements contained in the Prospectus under the captions "Description of Existing Debt" and "Shares Eligible for Future Sale," insofar as they purport to constitute summaries of the terms of federal statutes, or rules and regulations promulgated thereunder, or contracts or other agreements, constitute accurate summaries of the terms of such statutes, rules and regulations and contracts and other agreements in all material respects.

        15. The Company is not an "investment company" as defined in the Investment Company Act of 1940, as amended.

        In addition, we have participated in conferences with officers and other representatives of the Company, counsel to the Company, representatives of the independent public accountants for the Company and your representatives, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and the Prospectus (except as specifically stated in paragraphs 6 and 13 above) and have not made any independent check or verification thereof, during the course of such participation, no facts came to our attention that caused us to believe that (I) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Prospectus when they were filed with the Commission contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that we express no belief with respect to the financial statements or other financial data included or incorporated by reference in, or omitted from, the Registration Statement or Prospectus.

SBA Florida Subsidiaries
------------------------

Tampa Towers, Inc.
SBA Towers New York, Inc.
SBA Towers Minnesota, Inc.
SBA Towers Louisiana, Inc.
SBA Towers Florida, Inc.
SBA Subsidiary Holdings, Inc.
SBA Sites, Inc.
SBA Leasing, Inc.
SBA, Inc.
SBA Towers Tennessee, Inc.
SBA Communications International, Inc.
Communication Site Services, Inc.
SBA Towers, Inc.
SBA Telecommunications, Inc.
Com-Net Construction Services, Inc.

                                                                       EXHIBIT C

             [FORM OF OPINION OF COUNSEL TO SELLING SHAREHOLDERS]

        i. Each Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by each Selling Shareholder and the consummation by each Selling Shareholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any Selling Shareholder is a party or by which any Selling Shareholder is bound or to which any of the property or assets of any Selling Shareholder is subject, nor will such actions result in any violation of [the provisions of [the charter or bylaws of any Selling Shareholder that is a corporation] [the partnership agreement of any Selling Shareholder that is a partnership] or] the provisions of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any Selling Shareholder or the property or assets of any Selling Shareholder; and, except for the registration of the Option Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Option Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby;

        (ii) The shares of Stock to be sold by such Selling Shareholder have been duly authorized by the Company and are validly issued, fully paid and nonassessable;

        (iii) [Each Selling Shareholder is the sole registered owner of the shares of Stock to be sold by such Selling Shareholder; each Selling Shareholder has full power, right and authority to sell such shares and upon payment for and delivery of the shares of Stock in accordance with the Underwriting Agreement, the Underwriters will acquire all of the rights of each Selling Shareholder in such shares and will also acquire their interest free of any adverse claim.]@ [Each Selling Shareholder has full power, right and authority to sell the shares of Stock to be sold by such Selling Shareholder and upon the payment


@ To be used if the closing of the secondary offering occurs simultaneously with the closing of the primary offering or if the closing of the secondary
                                              --
     offering occurs subsequent to the closing of the primary offering and the shares sold by the Selling Shareholders (1) are represented by certificates registered in the names of the Selling Shareholders and (2) are delivered at the closing of the secondary offering to the Underwriters, accompanied by a stock power or other indorsement.

     and transfer contemplated by this
     Agreement, the Underwriters will acquire a security entitlement with respect to such shares and no action based on any adverse claim may be asserted against the Underwriters.]@

        (iv) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder; and

        (v) A Power-of-Attorney and a Custody Agreement have been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitute valid and binding agreements of such Selling Shareholder, enforceable in accordance with their respective terms.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of [________] and the [corporate law] of the State of [_________]. Such opinion shall also be to the effect that such counsel has acted as counsel to such Selling Shareholder in connection with the preparation of the Registration Statement.



@ To be used if closing of the secondary offering occurs subsequent to the closing of the primary offering and (1) immediately prior to the transfer to the Underwriters, the shares are included in a global or balance certificate registered in the name of Cede & Co., as nominee for DTC, and are held in the custody of DTC, as securities intermediary, or its agent, and (2) the Underwriters receive security entitlements with respect to the shares through book entries by DTC to the accounts of the Underwriters.

                                                                       EXHIBIT D


                [FORM OF OPINION OF SIMPSON THACHER & BARTLETT]

        1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Florida.

        2. The Firm Shares to be sold by the Company have been duly authorized by the Company and, upon payment and delivery in accordance with the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

        3. The shares to be sold by the Selling Stockholders have been duly authorized by the Company and are validly issued, fully paid and nonassessable.

        4.  Upon payment for and delivery of the TA Shares and the Advent
     Shares in accordance with the Underwriting Agreement, the Underwriters will acquire all of the rights of TA in the TA Shares and of Advent VII and Advent III in the Advent Shares and will also acquire their interest in such shares free of any adverse claim.

        5. The Underwriters will acquire all of the rights of ABS in the ABS Shares and will also acquire their interests in such shares free of any adverse claim upon (a) payment for the ABS Shares in accordance with the Underwriting Agreement and (b) either (i) registration by the Company of the respective Underwriters as the registered owners of the ABS Shares upon registration of transfer of such shares or (ii) another person, other than a securities intermediary, either becoming the registered owner of the ABS Shares on behalf of the Underwriters or, having previously become the registered owner, acknowledging that it holds such shares for the Underwriters.

        6. The statements made in the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute summaries of the terms of the Company's capital stock (including the Shares), constitute accurate summaries of the terms of such capital stock in all material respects.

        7. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Principal Subsidiary and by or on behalf of each Selling Stockholder.

          8. A Custody Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 6 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain officers and employees of the Company, with representatives of Arthur Andersen LLP and with counsel to the Company. We did not prepare the Exchange Act Documents or review such documents prior to their filing with the Commission. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus (excluding the Exchange Act Documents) and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of January __, 2000, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission on such effective date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements or other financial data, or to matters pertaining to the Communications Act of 1934, as amended by the Telecommunications Act of 1996, or any order, rule or regulation of the Federal Communications Commission, or any state or local franchise or other communications laws, statutes or regulations, contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.